Exhibit 99.1

SCBT Financial Corporation FIG Partners, LLC Dandy Dozen 2009 Investor Conference January 8, 2009

2 Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Forward-Looking Statements:

3 SCBT Financial Corporation Third largest independent commercial bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT

4 Experienced Management Team Years of Name Experience Current Position Robert R. Hill, Jr. 12/18 CEO John C. Pollok 12/18 COO & CFO Joe E. Burns 7/30 CCO Richard C. Mathis 8/25 CRO John F. Windley 5/31 President - SCBT Thomas S. Camp 9/32 President - SCBT of the Piedmont John B. Stedman, Jr. 1/25 President - NCBT

5 Closing Price as of 12-31-2008 $34.50 Year-Over-Year increase of stock price* 9.52% Price / Earnings (TTM) 19.63x Market Capitalization at 12-31-2008 ~$388MM (11,250,603 outstanding shares at 12/31/2008) Listed on the NASDAQ Global Select Market * Yr-over-Yr increase from SNL, and compared to SNL Banks $1B to $5B which decreased 17.70% and compared to S&P Bank which decreased 48.44% At A Glance SCBT Financial Corporation

6 Common Stock Raise (PIPE) Privately placed 1,010,000 shares at $28.00 per share Approximately 25 investors – both new and existing Closed on October 28, 2008 raising approximately $26.8 million in new capital, net of issuance cost Use of proceeds – for general corporate purposes, which may include increasing our Bank’s capital to support growth Price represents more than 175% of tangible book value

7 Capital Purchase Program (CPP) ** Pro Forma 3% of Risk- with Common Weighted Stock Raise Assets ($26.8 Million) ($64.8 Million) Total capital (to risk-weighted assets) 12.52% 15.52% Tier 1 capital (to risk-weighted assets) 10.57% 13.57% Tier 1 capital (to average assets) 8.46% 10.85% Tangible equity (to tangible assets) 6.67% 9.06% * Information provided is the pro forma information as of September 30, 2008. ** Closed on PIPE transaction on October 28, 2008, by privately placing 1,010,000 shares. SCBT has been preliminarily approved to participate in the CPP. September 30, 2008 Effect of CPP Participation on Capital Levels

8 3rd QTR 2008 ACCOMPLISHMENTS Operating net earnings of $6.5 million – Up 14.4% YOY Asset quality remained strong 1. Net charge-offs – 0.41% annualized 2. NPAs to total loans and OREO – 0.66% Solid loan growth – 5.9% annualized or $33.4 million Efficiency ratio improved to 59.82%

9 BRANCH FOOTPRINT Columbia Charlotte Myrtle Beach Hilton Head Charlotte Greenville Columbia Myrtle Beach Lowcountry-Orangeburg Charleston Hilton Head SCBT Regions Charleston Greenville

10 Demographics Assets 2007 - 2012 Rank Company Ticker State ($ Billions) Pop. Growth 1 United Community Banks, Inc. UCBI GA $8.21 13.09% 2 Pinnacle Financial Partners, Inc. PNFP TN 3.79 12.79 3 Security Bank Corporation SBKC GA 2.83 9.63 4 Green Bankshares, Inc. GRNB TN 2.95 9.05 5 SCBT Financial Corporation SCBT SC 2.60 8.72 6 Capital City Bank Group, Inc. CCBG FL 2.62 7.77 7 Bank of the Ozarks, Inc. OZRK AR 2.71 6.11 8 First Citizens Bancorporation, Inc. FCBN SC 6.08 5.94 9 Trustmark Corporation TRMK MS 8.97 5.03 10 Renasant Corporation RNST MS 3.61 4.74 11 TowneBank TOWN VA 2.50 4.18 12 Republic Bancorp, Inc. RBCAA KY 3.17 3.82 13 Simmons First National Corporation SFNC AR 2.69 3.56 14 IBERIABANK Corporation IBKC LA 4.92 3.41 15 United Bankshares, Inc. UBSI WV 7.99 3.20 16 Carter Bank & Trust CARE VA 2.65 2.55 17 Hancock Holding Company HBHC MS 6.06 2.14 18 Community Trust Bancorp, Inc. CTBI KY 2.90 1.28 19 WesBanco, Inc. WSBC WV 5.37 (0.60) Source: SNL Financial. Includes publicly traded banks with assets between $2.5 billion and $10.0 billion in the Southeast. Data as of 12/31/07. Population growth deposit weighted by county. Deposit data as of 6/30/ 07.

11 Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $11,692,108 17.57% 152 2 Bank of America (NC) 7,512,671 11.29 123 3 BB&T (NC) 6,337,236 9.52 114 4 Carolina First Bank (SC) 5,521,614 8.30 82 5 First Citizens Bancorp (SC) 4,921,840 7.40 162 6 Synovus Financial (GA) 3,985,896 5.99 45 7 SCBT Financial Corp. (SC) 1,888,866 2.84 46 8 First FS&LA of Charleston (SC) 1,864,972 2.80 54 9 SunTrust Bank (GA) 1,800,483 2.71 67 10 Palmetto Bancshares, Inc. (SC) 1,086,487 1.63 32 South Carolina Deposit Market Share SCBT Financial Corporation Note: SCBT moved up from 8th per 6/30/07 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2008.

12 Charlotte MSA Deposit Market Share SCBT Financial Corporation Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $75,515,762 69.28% 80 2 Bank of America (NC) 20,848,398 19.13 57 3 BB&T (NC) 3,438,361 3.15 55 4 Fifth Third Bank (TN) 1,846,996 1.69 34 5 SunTrust Bank (GA) 1,188,163 1.09 35 6 First Citizens Bank & Trust (NC) 875,475 .80 31 7 RBC Centura Bank (NC) 776,149 .71 18 8 SCBT Financial Corp. (SC) 398,824 .37 10 9 New Dominion Bank (NC) 389,800 .36 4 10 Citizens South Bank (NC) 373,534 .34 11 Note: Ranked 8th in FDIC Summary of Deposits as of 6/30/07 as well. Source: FDIC Summary of Deposits as of 6/30/2008.

13 Greenville Charlotte Myrtle Beach Hilton Head Charlotte Greenville Columbia Myrtle Beach Lowcountry-Orangeburg Charleston Hilton Head SCBT Regions 9.5% 7.5% 6.9% Unemployment Rates in SCBT Markets 8.2% 12.6% 6.4% 10.2% 6.0% 7.2% 10.5% 7.0% 6.3% 7.1% 14.4% 8.1% 6.7% Source: November 2008 Rates from S.C. & N.C. Employment Security Commissions Charleston Columbia

14 S.C. REAL ESTATE MARKETS 2007 YTD 2008 YTD % Change 2007 2008 % Change 2007 YTD 2008 YTD % Change Beaufort 763 693 -9.2% 221 198 -10.4% 184 203 10.3% Charleston Trident 10,817 7,457 -31.1% 210 203 -3.3% 92 119 29.3% Coastal Carolinas 7,384 5,238 -29.1% 201 180 -10.4% 219 194 -11.4% Gr. Columbia 9,923 7,939 -20.0% 146 143 -2.1% 85 97 14.1% Gr. Greenville 8,740 7,038 -19.5% 149 153 2.7% 87 92 5.7% Hilton Head Area 2,203 1,803 -18.2% 369 325 -11.9% Piedmont Regional Assoc 3,712 2,664 -28.2% 163 158 -3.1% 121 134 10.7% State Totals 57,951 43,623 -24.7% 160 155 -3.1% 138 144 4.3% Information not provided Average Days on the Market (DOM) Median Price of Residential Homes (in Thousands) Number of Residential Homes, Condos & Villas Sold Source: November 2008 Rates from S.C. Realtors MLS Stats.

THE SOUTH - 2009 HOUSING OUTLOOK

MARKET AREA	2008 Median House Price	Projected Price Change 2009	Projected Price Change 2010
1 McAllen-Mission, Texas	$ 66,630	2.8%	8.0%
2 New Orleans	161,200	0.6%	4.2%
3 Fort Worth-Arlington	122,200	-0.4%	3.1%
4 Birmingham, AL	159,290	-0.6%	2.0%
6 El Paso, TX	137,460	-0.9%	1.9%
8 Dallas-Irving	157,190	-1.2%	2.3%
12 Columbia, SC	146,970	-1.6%	0.5%
13 Little Rock	131,300	-1.6%	1.2%
14 Oklahoma City	128,190	-1.9%	0.7%
15 Austin	189,410	-1.9%	0.7%
17 Tulsa	126,730	-2.1%	2.1%
19 Houston	151,110	-2.3%	1.7%
22 Greenville, SC	159,470	-2.4%	0.1%
23 San Antonio	154,350	-2.6%	0.3%
26 Greensboro-High Point, NC	149,240	-2.7%	0.1%
30 Atlanta-Marietta	155,630	-3.2%	0.9%
34 Nashville	176,900	-3.5%	0.0%
36 Louisville	133,630	-3.9%	0.3%

MARKET AREA	2008 Median House Price	Projected Price Change 2009	Projected Price Change 2010
38 Knoxville, TN	149,730	-4.1%	-0.2%
39 Memphis	117,590	-4.4%	2.9%
42 Charlotte	199,030	-5.9%	-1.6%
44 Baton Rouge	164,660	-6.0%	0.7%
45 Raleigh	217,510	-6.2%	-0.5%
46 Richmond	217,600	-6.8%	-1.9%
55 Wilmington, Del	221,370	-10.9%	0.2%
67 Virginia Beach-Norfolk	235,670	-13.3%	-4.1%
73 Bethesda-Gaithersburg, MD	385,220	-14.6%	-1.6%
75 W. Palm Beach-Boca Raton	318,880	-14.9%	-3.0%
76 Sarasota-Bradenton, Fla.	244,770	-15.1%	-2.5%
78 Baltimore	268,710	-15.2%	-5.8%
81 Jacksonville	176,380	-15.6%	-5.4%
83 Tampa-St Petersburg	177,860	-17.0%	-3.8%
89 Fort Lauderdale	291,330	-18.8%	-4.6%
90 Orlando-Kissimmee	218,510	-19.8%	-7.1%
91 Washington, DC	343,160	-19.9%	-5.7%
97 Miami-Miami Beach	293,590	-22.8%	-6.4%

Source: **FORTUNE December 22, 2008**

SERVICE All day. Every day.

15

16 How we measure success ? Soundness Profitability Growth

17 SOUND BALANCE SHEET 2007 1Q’08 2Q’08 3Q’08 Non-Performing Assets / Total Assets* 0.27% 0.28% 0.31% 0.54% Non-Performing Assets / Total Loans & OREO* 0.33% 0.36% 0.39% 0.66% Allow. Loan Losses / Total Loans* 1.28% 1.27% 1.28% 1.28% Allow. Loan Losses / Non-Performing Loans* 419% 396% 389% 236% Net Charge-offs / Average Loans 0.13% 0.09% 0.17% 0.41% *Period end date Loan data excludes mortgage loans held for sale SCBT Financial Corporation

18 Reasons For SCBT Asset Quality Markets did not get as overheated Credit Underwriting & Risk Selection 1. Small average loan size 2. Strong sponsors/guarantors 3. Active Pipeline Management 4. Team Approach – Joint Ownership of Portfolio by Line & Loan Administration Growth From Hiring Established Bankers in Market Lending to known entities under supervision of experienced regional line management

19 Reasons For SCBT Asset Quality (continued) Loan Administration Systems Built before Growth 1. Total staff of 25 led by experienced leadership team of 8 senior administrators with 207 total years of experience and 44.5 total years with SCBT 2. Robust Loan Committee and Credit Review Process 3. Central Underwriting & Document Preparation 4. Centralized Construction Loan Management 5. Centralized Appraisal Ordering and Review 6. Aggressive Troubled Loan Management by Special Assets Unit 7. Central Consumer Collections

20 Net Charge-offs / Average Total Loans SCBT Financial Corporation 0.09% 0.15% 0.09% 0.17% 0.24% 0.41% 0.16% 0.16% 0.39% 0.16% 0.23% 0.47% 0.17% 0.13% 0.15% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2005 2006 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 SCBTFC Peers Source: BHC Performance Report

21 $7,940 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $21,565 $2.32 $2.15 $1.93 $1.64 $1.73 $1.62 $1.44 $1.23 $0.93 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 $2.40 (in Thousands) Net Income EPS Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. Consistent Profitability

22 3.99% 3.78% 4.07% 3.63% 3.61% 3.59% 3.81% 3.80% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2005 2006 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 SCBTFC Peers Net Interest Margin (TE) Source: BHC Performance Report Peers are BHC with assets between $1 billion & $3 billion 3.85% 3.89% 3.91% 3.79% 3.81% 3.91% 4.04%

23 Fee Income By Type SCBT Financial Corporation 2006 2007 1Q’08 2Q’08 3Q’08 Deposit Service Fees $13,377 $15,114 $3,805 $4,032 $4,157 Mortgage Banking Income 3,464 3,595 1,030 1,240 507 Wealth Management 2,148 2,566 696 681 725 Bankcard Services Income 3,422 4,136 1,156 1,276 1,247 Other * 1,390 1,950 818 898 (9,329) Total Non-interest Income $23,801 $27,361 $7,505 $8,127 ($2,693) Mortgage banking income adjusted for reclassification of commission expense paid. * Other includes securities losses of $460m and $330m in 2007 and 2006, respectively and an other-than temporary impairment charge for Freddie Mac preferred stock of $9,760m in 3Q’08. 1Q’08 includes $253m related to VISA class B redemption. 2Q’08 includes $340m related to gain on sale of equity security.

24 QUALITY GROWTH – TOTAL ASSETS $970 $1,025 $1,145 $1,198 $1,439 $1,926 $2,178 $2,597 $2,767 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 3Q'08 15.1% 7 yr CAGR (2000-2007)

25 LOAN PORTFOLIO Loan Portfolio by Type Commercial non-owner occupied 14% Construction/ Land Development 25% Commercial owner occupied 18% Commercial & Industrial 10% Consumer Residential Mortgage 13% Home Equity Loans 9% Consumer 4% Other Loans 7% at September 30, 2008

LOAN PORTFOLIO 26 Loan Portfolio By Major Market Other 5% Grand Strand 7% Charleston 9% Beaufort 11% Midlands 11% Upstate 14% Piedmont - TSB 19% Lowcountry 14% Orangeburg 10% at September 30, 2008

27 GROWTH - Total Deposits $758 $812 $898 $946 $1,174 $1,473 $1,707 $1,928 $2,139 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 3Q'08 14.3% 7 YR CAGR (2000 – 2007)

28 GROWTH – Core Deposits $638 $692 $749 $812 $1,012 $1,204 $1,335 $1,501$1,557 $1,669 $0 $300 $600 $900 $1,200 $1,500 $1,800 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2Q'08 3Q'08 13.0% 7 YR CAGR (2000 – 2007)

29 DEPOSITS Deposit Mix Savings 7% Interest-bearing Deposits 26% Demand Deposits 15% CDs < $100,000 23% CDs > $100,000 24% Brokered Deposits 5% at September 30, 2008

30 DEPOSITS Deposits by Major Market Beaufort 10% Grand Strand 5% Midlands 10% Upstate 9% Piedmont - TSB 21% Orangeburg 16% Lowcountry 21% Charleston 3% Other 5% at September 30, 2008

31 OPERATING EFFICIENCY 41 45 50 50 50 50 62.27% 62.95% 65.66% 64.01% 59.82% 65.33% 30 35 40 45 50 55 60 2005 2006 2007 1Q '08 2Q'08 3Q'08 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio

32 Analyst Recommendations Analyst December 2008 Recommendation FIG Partners OUTPERFORM Keefe, Bruyette & Woods MARKET PERFORM SunTrust Robinson Humphrey HOLD Sandler O’Neill + Partners HOLD

33 INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer Richard C. Mathis Executive Vice President and Chief Risk Officer 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.scbtonline.com